UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 19, 2007

Simtek Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-19027 (Commission File Number)	84-1057605 (IRS Employer Identification #)
4250 Buckingham Dr. #100, Colorado Springs, CO 80907 (Address of Principal Executive Office)

(719) 531-9444

(Registrant’s telephone number, including area code)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01:

Other Events

On December 19, 2007, Simtek Corporation (the “Company”) issued a press release to announce that it had issued an open letter to its shareholders and employees discussing the status of the Company (including reaffirming earnings guidance for 2007) and addressing concerns raised by certain shareholders about the recent price of the Company’s common stock.  The press release is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

Item 9.01:

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number

Description

20.1

Open letter to the Shareholders and Employees of the Company, dated December 19, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMTEK CORPORATION

By:         /S/ BRIAN ALLEMAN

Brian Alleman, Chief Financial Officer

December 27, 2007

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EXHIBIT INDEX

Exhibit Number

Description

20.1

Open letter to the Shareholders and Employees of the Company, dated December 19, 2007.